EXHIBIT 99.1

A10 Announces Positive Q3 Forecast from Continued Business Transformation; Board of Directors Authorizes $50 million Share Buyback

Company expects Q3 revenue of $53-56M with continued sequential improvement in operating income and cash flow from operations

Company announces CFO transition and schedules Third Quarter Earnings Results and Conference Call on October 27th

SAN JOSE, Calif., September 17, 2020 -- A10 Networks (NYSE: ATEN), a leading provider of intelligent, automated and secure networking solutions, today provided a forecast of expected third quarter financial results, announced a significant share repurchase program and announced a transition in its senior leadership team.

Third Quarter 2020 Expected Results

•Revenue in the range of $53 to $56 million, representing a sequential and year-over-year improvement
•Non-GAAP Operating expenses in the range of $34 to $35 million

Dhrupad Trivedi, President and Chief Executive Officer of A10 Networks commented, “A10 has continued to drive organic growth in a challenging environment, while reducing operating expenses, enabling us to generate sustainable cash flow. The transition to 5-G continues to represent an important catalyst to our business, and to date, we believe we have successfully navigated COVID-19-related challenges. We are confident that we can generate continued improvements in our operating results as we accelerate our business transformation, and as a result, the board has authorized a buyback program.”

Share Repurchase Program

On September 16, 2020, the Board of Directors authorized a share repurchase program under which the Company may repurchase up to $50 million of its outstanding common shares during the next 12 months. Purchases under the program may be made from time to time in the open market and through privately negotiated transactions, in block trades and/or through other legally permissible means, depending on market conditions and in accordance with applicable rules and regulations. The Company's board of directors will review the share repurchase program periodically, and may authorize adjustment of its terms and size. The Company plans to fund repurchases from its existing cash balance.

Management Transition

A10 also announced that, effective September 17, 2020, Tom Constantino will be leaving the Company. Mr. Constantino’s departure is not the result of any disagreement with the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. Brian Becker, A10’s Vice President and Corporate Controller, has been named Interim Chief Financial Officer. Mr. Becker joined A10 in early 2018 and has been responsible for the company’s cash management activities, SEC reporting, and internal controls. Mr. Becker began his career at Ernst & Young, LLP and has nearly 20 years of experience in various accounting and finance roles.

“We thank Tom for his years of service to A10 and wish him well in his future endeavors,” added Trivedi. “Brian has been a trusted part of the finance organization and he is well-prepared to continue the initiatives we have in place to drive organic growth and operational efficiency while the Board seeks the ideal permanent CFO.”

Third Quarter 2020 Earnings Results Announcement

The Company announced it will release financial results for its third quarter ended September 30, 2020, after the U.S. markets close on Tuesday, October 27, 2020. Management will host a call that same day at 1:30 p.m. Pacific time (4:30 p.m. Eastern time) to discuss the results.

Interested parties may access the conference call by dialing + 1-844-792-3728 or + 1-412-317-5105.

A live audio webcast of the conference call will be accessible from the “Investor Relations” section of A10 Network’s website at investors.a10networks.com. The webcast will be archived for at least 90 days. A telephonic replay of the conference call will be available two hours after the call and will run for five business days and may be accessed by dialing + 1-877-344-7529 or + 1-412-317-0088 and entering the passcode 10147980.

A presentation with management’s prepared remarks on its third quarter 2020 financial results and supplemental financial information will be posted to the website following the issuance of the company’s third quarter 2020 results press release after U.S. markets close on Tuesday, October 27, 2020. These materials will be accessible from the “Investor Relations” section of A10 Network’s website at investors.a10networks.com.

Forward-Looking Statements
This press release contains “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933. These forward-looking statements may be identified by terms such as anticipate, believe, foresee, expect, may, will, provide, could and should and the negative of these terms or other similar expressions. These forward-looking statements include, but are not limited to, statements regarding our third quarter 2020 expected results, particularly as to revenue, operating expense, and cash flow from operations, our positioning with respect to our operating results and resulting from our cash flow from operations and balance sheet, and statements about the share repurchase program, and the timing of our earnings results announcement. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on assumptions that may prove to be incorrect, which could cause actual results to differ materially from those expected or implied by the forward-looking statements. Factors that may cause actual results to differ include public health requirements in response to the outbreak of COVID-19 and the impact on our business and operations, which is evolving and beyond our control, and the timing of customer orders and product shipments; members of our management team or a significant number of our global employee base becoming ill with COVID-19; changes in government regulations and mandates to address COVID-19 that may adversely impact our ability to continue to operate without disruption; a significant decline in global macroeconomic conditions that may have an adverse impact on our business and financial results; challenges to our infrastructure because of the number of employees working from remote locations, a cyberattack or other issues associated with remote connectivity; business interruptions related to our supply chain; our ability to manage our business and expenses if customers cancel or delay orders; execution risks related to closing key deals and improving our execution; the continued market adoption of our products; our ability to successfully anticipate market needs and opportunities; our timely development of new products and features; our ability to achieve or maintain profitability, any loss or delay of expected purchases by our largest end-customers; our ability to maintain or improve our competitive position; competitive and execution risks related to cloud-based computing trends; our ability to attract and retain new end-customers and our largest end-consumers; our ability to maintain and enhance our brand and reputation; changes demanded by our customers in the deployment and payment model for our products; continued growth in markets relating to network security; the success of any future acquisitions or investments in complementary companies, products, services or technologies; the ability of our sales team to execute; our ability to shorten our sales cycles; the ability of our channel partners to sell our products; variations in product mix or geographic locations of our sales; risks associated with our presence in international markets, our ability to administer our share repurchase program and other risks discussed in “Risk Factors” in our filings with the Securities and Exchange Commission, including our Form 10-K filed with the Securities and Exchange Committee on March 10, 2020. We do not intend to update or alter our forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Non-GAAP Financial Measures

In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release contains certain projected non-GAAP financial measures, including projected non-GAAP operating expense. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies.

A10 Networks considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the company, exclusive of unusual events or factors that do not directly affect what we consider to be our core operating performance, and are used by the company's management for that purpose.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. A reconciliation of non-GAAP guidance measures to corresponding GAAP measures on a forward-looking basis is not available due to high variability and low visibility with respect to the charges which are excluded from these non-GAAP measures.

We define non-GAAP operating income as our GAAP operating income (loss) excluding: (i) stock-based compensation and related payroll tax, (ii) amortization expense related to acquisition and (iii) non-recurring expenses associated with the litigation settlement expense and internal investigation, (iv) restructuring expense, and related tax, and (v) non-recurring facilities expense.

About A10 Networks

A10 Networks (NYSE: ATEN) provides secure application services for on-premises, multi-cloud and edge-cloud environments at hyperscale. Our mission is to enable service providers and enterprises to deliver business-critical applications that are secure, available and efficient for multi-cloud transformation and 5G readiness. We deliver better business outcomes that support investment protection, new business models and help future-proof infrastructures, empowering our customers to provide the most secure and available digital experience. Founded in 2004, A10 Networks is based in San Jose, Calif. and serves customers globally. For more information, visit www.a10networks.com and follow us @A10Networks.

Investor Contact:
Rob Fink
FNK IR
(646) 809-4048
Rob@fnkir.com

Brian Becker
Interim Chief Financial Officer
investors@a10networks.com